SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of the 16th day of January, 1998 (the "Security Agreement"), is made by and between US LEC OF GEORGIA L.L.C., a Delaware limited liability company and US LEC OF NORTH CAROLINA, L.L.C., a North Carolina limited liability company (the "Debtors"), on the one hand and TANSUKH
V. GANATRA, a resident of Charlotte, North Carolina ("Ganatra" or "Secured Party") on the other hand.

     The Company has borrowed an aggregate of $1,000,000 from Secured Party, evidenced by promissory note dated January 16, 1998 (the "Note").

     Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Debtors and the Secured Party hereby agree as follows:

                                    ARTICLE I
                                   Definitions

     1.01 The term "Accounts Receivable" means all present and/or future accounts, accounts receivable, receivables, contracts, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, documents, acceptances, choses in action, any and all amounts due to Debtors from a factor or other purchaser of accounts receivable of Debtors, and other forms of obligations and receivables, together with all proceeds thereof, all monies due and to become due thereon and all returned or repossessed goods, now or hereafter owned or held by or payable to Debtors.

     1.02 The term "Debtors' Liabilities" wherever used in this Security Agreement shall mean the indebtedness owing, due or payable from Debtors to the Secured Party under the Notes.

     1.03 The term "Machinery, Equipment, and Fixtures" means all machinery, equipment, furniture, rolling stock, vehicles and fixtures owned by Debtors of every kind and description including, without limitation, switching equipment, fixtures, accessories, office equipment, office furnishing, together with all other machinery, equipment, and fixtures wherever located, now owned by the Debtors, or whenever from time to time hereafter acquired by Debtors.

     1.04 All of the other terms in this Security Agreement shall have the meanings provided by the Uniform Commercial Code of North Carolina to the extent the same are used or defined therein.

                                   ARTICLE II
                          Creation of Security Interest

     2.01 To secure the repayment to Secured Party of Debtors' Liabilities, Debtors hereby grant to Secured Party a security interest in Debtors' presently owned or hereafter acquired Accounts Receivable, Machinery, Equipment, and Fixtures (including but not limited to telecommunications switches manufactured by Lucent Technologies, Inc.), and all proceeds, including without limitation, insurance proceeds, of the foregoing collateral. The property and interest in property described in this paragraph 2.01 are sometimes hereinafter collectively referred to as the "Collateral."


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     2.02 Debtors shall execute and deliver to Secured Party concurrently with the execution of this Security Agreement, and at any time or times hereafter at the request of the Secured Party, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, notices and all other agreements, instruments and documents that the Secured Party may reasonably request, in form satisfactory to the Secured Party and agrees to take any and all other steps reasonably requested by the Secured Party, in order to perfect and maintain the security interests and liens granted herein by Debtors to Secured Party. A carbon, photographic or other reproduction of this Security Agreement or a financing statement is sufficient and may be used as a financing statement under this Security Agreement.

     2.03 Debtors do hereby irrevocably make, constitute and appoint Ganatra as the true and lawful attorney of Debtors with power to sign the name of Debtors on any financing statement, renewal financing statement, notice or any similar document which, in Ganatra's reasonable opinion, must be filed in order to perfect or continue the perfection of the security interests granted in this Security Agreement. This power, being coupled with an interest, is irrevocable so long as any of the Debtors' Liabilities remain unpaid.

                                   ARTICLE III
                         Priority of Security Interests

     3.01 Debtors warrant and represent that (a) the security interest granted to Secured Party hereunder, when properly perfected by filing, shall constitute at all times a valid and perfected security interest in the Collateral, vested in Secured Party in and upon all of the Collateral and (b) if such security interests are perfected on a timely basis, said security interests in said Collateral shall not become subordinate or junior to the security interests, liens or claims of any other person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency. Debtors shall not grant (without the prior written approval of Secured Party) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone as long as any of Debtors' Liabilities remain unpaid (other than purchase money security interests or liens and encumbrances related to seller financing and other than the security interests granted in the Security Agreements and UCC-1 financing statements dated the date hereof between Debtors, on the one hand, and Richard T. Aab and Melrich Associates, L.P., on the other hand).


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     3.02 Debtors represent and warrant that it is now and at all times hereafter shall be the sole owner of its Machinery, Equipment, and Fixtures, free and clear of all liens, encumbrances and security interests, except the security interests and rights of Secured Party herein and purchase money security interests or liens and encumbrances related to seller financing. Except for all unused or obsolete Machinery, Equipment, and Fixtures, Debtors will keep the Machinery, Equipment, and Fixtures in good repair and maintained in a reasonable state of proper operating efficiency, and will make all necessary repairs to and replacements of Machinery, Equipment, and Fixtures so that the proper operating efficiency thereof shall at all times be maintained consistent with prudent business practices. Debtors may only sell or otherwise dispose of Machinery, Equipment and Fixtures (a) in the ordinary course of business or (b) when the aggregate book value of the Machinery, Equipment and Fixtures to be sold by Debtors in any one sale (or series of related sales or disposals occurring during any three (3) calendar month period) does not exceed $50,000.

     3.03 Debtors represent and warrant that it is now and at all times hereafter shall be the absolute owner, free and clear of all liens, encumbrances and security interests of indefeasible title to its Accounts Receivable (except the security interest and rights of Secured Party granted herein, purchase money security interests and liens and encumbrances related to seller financing and except as consent may be granted by Secured Party).

                                   ARTICLE IV
                                    Insurance

     The Debtors shall maintain insurance on all of the Machinery, Equipment and Fixtures in accordance with the requirements of Exhibit A hereto, at its expense. Certified copies of all such insurance policies shall be delivered to the Secured Party promptly upon request. If requested by the Secured Party, such notice shall name the Secured Party as loss payee and require thirty (30) days notice to Secured Party prior to their termination or expiration. If the Debtors shall at any time or times hereafter fail to obtain and maintain any of the policies of insurance required above, or fail to pay any premium in whole or in part relating to any such policies, then the Secured Party may, but he shall have no obligation to do so, obtain and cause to be maintained any or all of such policies, and pay any part or all of the premiums due thereunder, without thereby waiving any default by the Debtors and any sum so disbursed by the Secured Party shall become a part of the Debtors' Liabilities secured by the Collateral, payable on demand.

                                    ARTICLE V
                                     Default

     5.01 Any one of the following events will constitute an Event of Default hereunder:

          (a) An acceleration of the Note pursuant to its terms; and

          (b) failure by the Debtors to comply with the terms and conditions of this Security Agreement.

     5.02 Upon the occurrence of an Event of Default hereunder and at any time thereafter the Secured Party (a) may, at his election, declare all of the Debtors' Liabilities immediately due and payable; and (b) shall have all rights and remedies of a secured party under the Uniform


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Commercial Code in addition to all other rights and remedies available at law or in equity, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently.

     5.03 If at any time or times hereafter the Secured Party employs counsel to enforce any rights of the Secured Party or liabilities of the Debtors, account debtors, or any person, firm or corporation which may be obligated to the Secured Party by virtue of this Security Agreement, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, shall become a part of the Debtors' Liabilities and shall be secured by the Collateral, payable on demand.

                                   ARTICLE VI
                                  Miscellaneous

     6.01 This Security Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     6.02 The internal laws and decisions of the State of North Carolina shall govern and control the construction, enforceability, validity and interpretation of this Security Agreement.

     6.03 This Security Agreement contains the final, complete and exclusive statement of the agreement between the parties with respect to the transactions contemplated herein and all prior written agreements and all prior and contemporaneous oral agreements with respect to the subject matter hereof are merged herein. This Security Agreement may not be amended, supplemented or modified (or any right or power granted hereunder waived) except by a written instrument signed by the parties hereto (or in the case of a waiver, signed by the party to be bound thereby). This Security Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assignees.

     6.04 Any provision of this Security Agreement which is invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, prohibition or unenforceability in any such jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Such invalid, prohibited or unenforceable provision shall be replaced by another provision coming nearest to the commercial intent of such replaced provision, however, being not invalid, prohibited or unenforceable itself.

     6.05 The remedies specified herein shall be cumulative and in addition to any other remedies available at law or in equity. No failure of either party to enforce any provision hereof or to resort to any remedy or to exercise any one or more alternate remedies and no delay in enforcing, resorting to or exercising any remedy shall constitute a waiver by that party of its right subsequently to enforce the same or any other provision hereof or to resort to any one or more of such rights or remedies on account of any such ground then existing or which may subsequently occur.


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     IN WITNESS WHEREOF, this Security Agreement has been executed under seal on the day and year first above written by the parties hereto.



                                        US LEC OF NORTH CAROLINA L.L.C.

                                        By: /s/ Richard T.Aab
                                            -----------------------------------
                                        Name: Richard T. Aab
                                              ----------------------------------
                                        Title: Chairman & CEO
                                               --------------------------------



                                        US LEC OF GEORGIA L.L.C.

                                        By: /s/ Richard T. Aab
                                           -------------------------------------
                                        Name: Richard T. Aab
                                              ----------------------------------
                                        Title: Chairman & CEO
                                               ---------------------------------


                                          /s/ Tansukh V. Ganatra
                                        _______________________________________
                                             Tansukh V. Ganatra


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